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                                                                   EXHIBIT 10.3

                    FIRST AMENDMENT DATED AS OF MAY 16, 2003

     This First Amendment dated as of May 16, 2003 (this "Amendment") is made by and among MIDWAY GAMES INC., a Delaware corporation (the "Company"), the financial institutions parties hereto (the "Banks"), and BANK OF AMERICA, N.A., as letter of credit issuing bank and as agent for the Banks (in its capacity as agent, together with any successors and assigns, the "Agent"). Terms used but not defined herein have the meanings specified in the Credit Agreement referenced below.

                              W I T N E S S E T H:

     WHEREAS, the Company, the Banks, the Issuing Bank and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 24, 2003 (the "Credit Agreement");

     WHEREAS, the Company has requested that the Banks, agree to amend or modify the Credit Agreement, so as to (i) provide for the issuance by the Company of certain additional Preferred Stock, and (ii) extend the date by which certain post closing items are to be furnished, all as more fully set forth herein; and

     WHEREAS, the Agent, the Banks and the Issuing Bank are willing to amend and modify the Credit Agreement, subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

                                    SECTION 1

                        AMENDMENT TO THE CREDIT AGREEMENT

          (a) Section 5.2(e)(ii) of the Credit Agreement is amended to read as follows:

                (ii) except for the redemption/repurchase of the Company's Preferred Stock (Series B), since the Restatement Closing Date the Company has neither repurchased nor elected to repurchase any shares of its capital stock.

          (b) Section 7.16(b) of the Credit Agreement is amended by deleting "within 30 days after the date hereof" and inserting "on or before June 16, 2003".

                                    SECTION 2

                                   WARRANTIES

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     The Company warrants to the Agent and the Banks as of the date hereof that:

          (a) After giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date).

          (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or will result from this Amendment.

          (c) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

          (d) The Credit Agreement as modified by this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms as modified by the terms of this Amendment, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

          (e) Concurrently herewith the Company (i) is issuing its Preferred Stock as more fully described in Exhibit A (the "Series C Preferred Stock"), the cash proceeds of which shall not be less than $35,000,000, and (ii) is using $ 13,171,232.88 of such proceeds to redeem all of its Preferred Stock (Series B) (the "Series B Redemption").

                                    SECTION 3

                      CONDITIONS PRECEDENT TO EFFECTIVENESS

     The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) Receipt by the Agent of counterparts of this Amendment executed by the Company, the Guarantors and the Banks;

          (b) The Company shall have issued the Series C Preferred Stock and shall have received not less than $35,000,000 of cash proceeds (before giving effect to commissions or transaction expenses and the Series B Redemption, it being understood that the cash proceeds actually wired to the Company will net out certain expenses and the Series B Redemption price); and

          (c) The Company shall have paid all fees and expenses of the Agent's counsel, to the extent theretofore invoiced to the Company.

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                                    SECTION 4

                                     GENERAL

          (a) As hereby modified, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, approved and confirmed in all respects.

          (b) The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute similar modifications under the same or similar circumstances in the future.

          (c) Upon execution and delivery of this Amendment, this Amendment shall be binding upon and shall inure to the benefit of the Company, the Agent and the Banks and their respective successors and assigns.

          (d) The Company agrees to pay all fees and out-of-pocket costs and expenses of the Agent (including reasonable attorneys' fees and expenses of counsel to the Agent and the Banks) in connection with the preparation and execution of this Amendment.

          (e) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Delivered at Chicago, Illinois, as of the date and year first above written.

                       [SIGNATURES ON THE FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery hereof by their respective representatives thereunto duly authorized as of May 16, 2003.

                                    COMPANY

                                    MIDWAY GAMES INC.

                                    By:   /s/ David F. Zucker
                                       -----------------------------------------
                                    Name:  David F. Zucker
                                          --------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------

                                    AGENT

                                    BANK OF AMERICA, N.A., as Agent

                                    By:   /s/ David A. Johanson
                                       -----------------------------------------
                                    Name:  David A. Johanson
                                          --------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    ISSUING BANK

                                    BANK OF AMERICA, N.A., as Issuing Bank

                                    By:     /s/ Brian Ruddy
                                       -----------------------------------------
                                    Name:   Brian Ruddy
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    BANKS

                                    BANK OF AMERICA, N.A., as a Bank

                                    By:      /s/ Brian Ruddy
                                       -----------------------------------------
                                    Name:    Brian Ruddy
                                         ---------------------------------------
                                    Title:   Vice President
                                          --------------------------------------


                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as a Bank

                                    By:    /s/ Daniel Sullivan, Jr.
                                       -----------------------------------------
                                    Name:  Daniel Sullivan, Jr.
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

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                            GUARANTOR ACKNOWLEDGMENT

     The undersigned, each a guarantor or third party pledgor with respect to the Company's obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Company of the foregoing First Amendment to the Credit Agreement ("Amendment"), and (ii) reaffirm and agree that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. Capitalized terms used herein have the meanings specified in the Amendment.

                       [SIGNATURES ON THE FOLLOWING PAGE]

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          IN WITNESS WHEREOF, each of the undersigned guarantors have caused the execution and delivery of the Guarantor's Acknowledgment by their respective representatives thereunto duly authorized as of this May 16, 2003.

                                    GUARANTORS

                                    MIDWAY INTERACTIVE INC.


                                    By:  /s/ Thomas E. Powell
                                       -----------------------------------------
                                    Name: Thomas E. Powell
                                         ---------------------------------------
                                    Title: Executive Vice President - Finance,
                                          --------------------------------------
                                    Treasurer and Chief Financial Officer
                                    --------------------------------------------

                                    MIDWAY HOME ENTERTAINMENT INC.


                                    By:  /s/ Thomas E. Powell
                                       -----------------------------------------
                                    Name: Thomas E. Powell
                                         ---------------------------------------
                                    Title: Executive Vice President - Finance,
                                          --------------------------------------
                                    Treasurer and Chief Financial Officer
                                    --------------------------------------------

                                    MIDWAY GAMES WEST INC.


                                    By:  /s/ Thomas E. Powell
                                       -----------------------------------------
                                    Name: Thomas E. Powell
                                         ---------------------------------------
                                    Title: Executive Vice President - Finance,
                                          --------------------------------------
                                    Treasurer and Chief Financial Officer
                                    --------------------------------------------

                                    MIDWAY AMUSEMENT GAMES, LLC


                                    By:  /s/ Thomas E. Powell
                                       -----------------------------------------
                                    Name: Thomas E. Powell
                                         ---------------------------------------
                                    Title: Executive Vice President - Finance,
                                          --------------------------------------
                                    Treasurer and Chief Financial Officer
                                    --------------------------------------------

                                    MIDWAY SALES COMPANY, LLC


                                    By:  /s/ Thomas E. Powell
                                       -----------------------------------------
                                    Name: Thomas E. Powell
                                         ---------------------------------------
                                    Title: Executive Vice President - Finance,
                                          --------------------------------------
                                    Treasurer and Chief Financial Officer
                                    --------------------------------------------

                                    MIDWAY HOME STUDIOS INC.


                                    By:  /s/ Thomas E. Powell
                                       -----------------------------------------
                                    Name: Thomas E. Powell
                                         ---------------------------------------
                                    Title: Executive Vice President - Finance,
                                          --------------------------------------
                                    Treasurer and Chief Financial Officer
                                    --------------------------------------------

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                          LIST OF OMITTED EXHIBITS

EXHIBIT A-Summary of Preferred Stock Terms